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                                                                   Exhibit 10.42

              FIRST AMENDMENT TO PURCHASE AND ASSIGNMENT AGREEMENT
                              (Accounts Receivable)

      FIRST AMENDMENT TO PURCHASE AND ASSIGNMENT AGREEMENT ("Amendment") dated as of the 31st day of December, 2002, by and between VORNADO CRESCENT CARTHAGE AND KC QUARRY L.L.C., a Delaware limited liability company ("Purchaser"), and AMERICOLD LOGISTICS, LLC, a Delaware limited liability company ("Seller").

                              W I T N E S S E T H:

      WHEREAS, Purchaser and Seller entered into that certain Purchase and Assignment Agreement, dated as of the date hereof ("Original Agreement");

      WHEREAS, Section 7.2 of the Original Agreement provides that the Original Agreement may be changed or modified in a writing signed by each of Purchaser and Seller; and

      WHEREAS, each of Purchaser and Seller desire to modify the Original Agreement to better express their agreement and intentions.

      NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Section 3 is hereby amended by adding the following to the end thereof:

            "At Purchaser's request, Seller shall immediately deliver to Purchaser physical possession of any and all documents and agreements related to the Accounts Receivable. Further, Purchaser may, at any time, notify one or more Obligors that it has purchased to the Accounts Receivable related to such Obligor, in which event Seller shall be relieved of any further obligation to collect such Accounts Receivable on behalf of Purchaser pursuant to this Section 3.1."

      2. Section 7.6 is hereby amended ab initio and restated in its entirety to read as follows:

      "Section 7.6. Governing Law and Submission to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to otherwise applicable principles of conflicts of laws."

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      3. Except as amended by paragraphs 1 and 2 above, the Original Agreement is unmodified and in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not defined in this Amendment shall have the meanings specified in the Original Agreement.

                       [Signatures are on following page]

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      IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date first above written.

                                 PURCHASER:

                                 VORNADO CRESCENT CARTHAGE AND
                                 KC QUARRY L.L.C.

                                 By: Vornado Carthage and KC Quarries TRS Inc.,
                                     its managing member

                                      By: /s/ Joseph Macnow
                                          --------------------------------------
                                      Name:   Joseph Macnow
                                            ------------------------------------
                                      Title:  Executive Vice President-Finance
                                              and Administration
                                            ------------------------------------

                                 SELLER:

                                 AMERICOLD LOGISTICS, LLC

                                 By: /s/ Joseph Macnow
                                    --------------------------------------------
                                 Name:  Joseph Macnow
                                      ------------------------------------------
                                 Title: Executive Vice President-Finance
                                        and Administration
                                       -----------------------------------------